Advancing Global Leadership in Embedded Systems Cypress Makes Offer to Acquire ISSI May 13, 2015 EXHIBIT 99.1

Offer Announcement
Cypress Semiconductor Corp. (“Cypress”) has made an offer to acquire Integrated
Silicon Solution, Inc. (“ISSI”) for $19.75 per share in an all-cash transaction
The Cypress offer is clearly superior to the $19.25 per share price ISSI agreed to in its sale to the Chinese consortium on March 12, 2015
The acquisition would:
Grow Cypress’s revenue in Embedded Systems Memories by ~$330M
Grow automotive and industrial revenue and enhance end customer diversification
Add DRAM capability to Cypress’s Memory Products Division, which now offers NOR Flash, NAND
Flash, SRAM, F-RAM, and NVSRAM
Provides a highly complementary product portfolio with significant cross-selling opportunities
Expected to be immediately accretive to earnings
Acquisition is anticipated to close Q415, subject to approval by ISSI shareholders and necessary regulatory approvals

Strategic Rationale
Enables Cypress to better serve high growth Automotive & Industrial sectors
~75% of ISSI revenue is in automotive and industrial, with continued growth through focus on quality and new technologies
Extend position in
Automotive &
Industrial sectors
Highly complementary to Cypress’s embedded memory and MCU product portfolio
ISSI Automotive DRAM increases Cypress product portfolio in high CAGR
Automotive Systems including Infotainment and Advance Driver Assistance
Drive cross-selling
of complementary
solutions
Significant player in specialty DRAM – Approximately 65% of ISSI revenue
Specialty DRAM is a growing business with a long-term outlook
Customers demand long-term supply, high temperature grades and automotive quality
Add increasingly
important specialty
DRAM technology
Advancing leadership in embedded systems
Embedded specialty memory portfolio with DRAM, NOR Flash, NAND Flash,
SRAM, F-RAM, and NVSRAM
Consistently builds
on Spansion
combination
strategy

ISSI’s Established Presence in
Attractive Target Applications
Automotive
Advance Driver Assistance
Infotainment
Satellite Radio
Engine Control
Braking Systems
Instrument Cluster
Body Electronics
Camera Systems
Communications
Base Station
Switches
Routers
xDSL, xPON
VoIP, WLAN
Fiber Channel Storage
ISSI CY2014 Revenue: $330M
Digital Consumer
DTV / LCDTV
Set Top Boxes
Digital Cameras
Gaming / PC Peripherals
Portable Media Players
Cell Phones / Camera
HDD
Industrial
Imaging & Diagnostics
POS Terminal
Bar Code Scanning
Medical Instrumentation
Data Acquisition / PLC
Energy Meters
ISSI Fiscal Q2 2015
Revenue by Segment
1
75% of ISSI Revenue from
Automotive and Industrial
1 Source: ISSI fiscal Q2 2015 earnings call transcript
Comms
12%
Automotive
51%
Industrial
24%
Consumer
13%

Adds Increasingly Important
Specialty DRAM Technology
ISSI is the #2 DRAM supplier to automotive customers
The acquisition adds an increasingly important technology in a rapidly growing space
ISSI Automotive DRAM increases Cypress product portfolio in high CAGR Automotive Systems
$26
$155
$0
$50
$100
$150
$200
FY 2009 FY 2014
ISSI Fiscal Year Automotive Revenue ($ in millions)
2
2009 – 2014 CAGR: 43%
Qualified Auto memory supplier since 1999
Focus on high quality and long-term support
Automotive DRAM CAGR is 12% (2014-19)
1
Automotive DRAM growing from $337M in 2014 to $654M in 2019
Automotive DRAM Growth Drivers
More intelligent Automotive Systems require more memory
Advanced Driver Assistance (ADAS)
Instrument Cluster
Heads Up Display (HUD)
Infotainment
Safety
Advanced functionality requires higher performance memories: DDR2, DDR3, LPDDR2
1 Source: Strategy Analytics 2 Source: ISSI Management Presentation

Extends Position in Industrial Market
Industrial: 24% of ISSI Q1 2015 Revenue
2009 – 2014 CAGR: 39%
Strong Industrial memory supplier
Focus on high quality and long-term product support
Supply Automotive-quality memories into industrial market
Industrial Growth Drivers
Increases in efficiency requires greater electronics content to
Medical and industrial products are becoming more intelligent,
ISSI Fiscal Year Industrial Revenue ($ in millions)
Source: ISSI fiscal Q2 2015 earnings call transcript, ISSI Investor Presentation (March 2015)
ISSI increases Cypress product portfolio in the Industrial Market
$0
$25
$50
$75
$100
FY 2009 FY 2014
produce clean energy
requiring more processing and memory

The Leader in Memories for
Embedded Systems
New Cypress = New leader in memories for embedded systems
Cypress was the worldwide leader in SRAMs and nonvolatile RAMs
Spansion was the leader in NOR flash
New Cypress + ISSI has all the memory types in a typical embedded system
NAND Flash to store and retrieve system data
NOR Flash to store the retrieve the program for the CPU
SRAM to buffer data and feed the CPU at full speed
DRAM to buffer data and/or execute the program
F-RAM and NVSRAM to log & protect the most critical data
Automotive Electronics Industrial Control Networking and Storage
NOR
Flash
SRAM
Output
DRAM
Memory
NAND
Flash
Storage
MCU
Cypress is a one-stop shop for the high-performance, specialized memories used in embedded systems
Spansion
Cypress
ISSI
F-RAM
NVSRAM
Communication
Interfaces
Input

Cypress & ISSI Summary
Enhances position and growth potential in embedded systems
Consistently builds on Spansion combination strategy
Embedded specialty memory portfolio with DRAM, NOR Flash, NAND Flash, SRAM, F-RAM, and NVSRAM
Immediately adds strong capability in DRAM for automotive, industrial and other embedded applications
Automotive DRAM adds to Cypress strong product portfolio in high CAGR Automotive Systems
Highly complementary product portfolios with cross-selling opportunities
Expected to be immediately accretive to earnings
Acquisition is anticipated to close Q415, subject to approval by ISSI shareholders and necessary regulatory approvals

Forward-Looking Statements
In preparing this presentation, we, Cypress Semiconductor Corporation (“Cypress”), have used information regarding Integrated Silicon Solution, Inc. (“ISSI”)
obtained from publicly available information, including reports and other documents filed or furnished by ISSI with the Securities and Exchange Commission
(“SEC”) and from other third party materials, including industry data. We have not independently verified such information and do not make any representation or warranty as to the accuracy or completeness thereof.
This presentation contains “forward-looking” statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. These forward-looking statements include, but are not limited to, statements about our offer to acquire ISSI; statements about future financial and operating results; benefits of the proposed transaction to customers, stockholders and employees; potential synergies and cost savings;
the ability of the combined company to drive growth and expand customer and partner relationships; the anticipated timing for closing of the proposed transaction;
that the proposed transaction is expected to be accretive to earnings per share and other statements regarding the proposed transaction. Risks and uncertainties that may affect our business or future financial results include, among others, risks associated with the economy; conditions in the overall semiconductor market;
acceptance and demand for our products; technological and development risks; legal and regulatory matters and other competitive factors. Risks and uncertainties related to the proposed transaction include, among others, the ultimate outcome of any possible transaction between Cypress and ISSI, including the possibilities that Cypress will not pursue a transaction with ISSI and that ISSI will reject a transaction with Cypress; the risk that if ISSI’s board of directors agrees to negotiate a definitive acquisition agreement with Cypress and Cypress and ISSI enter into a definitive agreement with respect to the proposed transaction, that ISSI’s stockholders do not approve the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainties as to the timing of the proposed transaction; competitive responses to the proposed transaction; the risk that regulatory or other approvals required for the proposed transaction are not obtained or are obtained subject to conditions that are not anticipated; the risk that other conditions to the closing of the proposed transaction are not satisfied; costs and difficulties related to the closing of the proposed transaction and the integration of ISSI’s businesses and operations with Cypress’ businesses and operations; the inability to obtain or delays in obtaining anticipated cost savings and synergies from the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation relating to the proposed transaction; the inability to retain key personnel, customers and suppliers; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those expected are those risks discussed under Item 1A. “Risk Factors,” in Cypress’ Annual Report on Form 10-K for the fiscal year ended December 28, 2014, Cypress’ Quarterly Report on Form 10-Q for the quarter ended March 29, 2015, ISSI’s Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2014, ISSI’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014, ISSI’s
Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and other reports filed by Cypress and ISSI with the SEC. Please read the “Risk Factors”
and other cautionary statements contained in these filings. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected.
No Offer or Solicitation
This communication does not constitute an offer to buy any securities or a solicitation of any vote or other approval with respect to any proposed transaction.

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